                                                                     EXHIBIT 7.4
                                                                     -----------

                               POWER OF ATTORNEY
                               -----------------

         I, Carl H. Lindner, do hereby appoint James E. Evans and James C. Kennedy, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and as Chairman of the Board of Directors and Chief Executive Officer of American Financial Group, Inc. or Chiquita Brands International, Inc. or as a director or executive officer of any their subsidiaries and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me or on behalf of American Financial Group, Inc. and Chiquita Brands International, Inc. or any of their subsidiaries pursuant to Sections 13(d), 13(f), 13(g), and 14(d) of the Securities and Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand at Cincinnati, Ohio this 29th day of December, 1995.


                                                /s/Carl H. Lindner
                                                -------------------------------
                                                Carl H. Lindner

                               POWER OF ATTORNEY
                               -----------------

         I, Carl H. Lindner III, do hereby appoint James E. Evans and James C. Kennedy, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and as an executive officer or director of American Financial Group, Inc. or as a director or executive officer of any of its subsidiaries and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me or on behalf of American Financial Group, Inc. or any of its subsidiaries pursuant to Sections 13(d), 13(f), 13(g), and 14(d) of the Securities and Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand at Cincinnati, Ohio this 29th day of December, 1995.


                                                /s/Carl H. Lindner III
                                                -------------------------------
                                                Carl H. Lindner III

                               POWER OF ATTORNEY
                               -----------------

         I, S. Craig Lindner, do hereby appoint James E. Evans and James C. Kennedy, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and as an executive office or director of American Financial Group, Inc. or Chiquita Brands International, Inc. or as a director or executive officer of any of their subsidiaries and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me or on behalf of American Financial Group, Inc. and Chiquita Brands International, Inc. or any of their subsidiaries pursuant to Sections 13(d), 13(f), 13(g), and 14(d) of the Securities and Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand at Cincinnati, Ohio this 29th day of December, 1995.


                                                /s/S. Craig Lindner
                                                -------------------------------
                                                S. Craig Lindner

                               POWER OF ATTORNEY
                               -----------------

         I, Keith E. Lindner, do hereby appoint James E. Evans and James C. Kennedy, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and as an executive officer or director of American Financial Group, Inc. or Chiquita Brands International, Inc. or as a director or executive officer of any of their subsidiaries and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me or on behalf of American Financial Group, Inc. and Chiquita Brands International, Inc. or any of their subsidiaries pursuant to Sections 13(d), 13(f), 13(g), and 14(d) of the Securities and Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand at Cincinnati, Ohio this 29th day of December, 1995.


                                                /s/Keith E. Lindner
                                                -------------------------------
                                                Keith E. Lindner



325095.1